File No. 811-03578

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

AQUILA FUNDS TRUST
                   formerly AquilaThree Peaks High Income Fund
                (Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Important Notice for Shareholders

          July 2013

AQUILA THREE PEAKS HIGH INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR SEPTEMBER 17, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Special Meeting of Shareholders of Aquila Three Peaks High Income Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: Please call the proxy soliciting agent at 1-866-963-6125. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Follow the instructions on your voting instruction form.

3.	By Touchtone Phone: Follow the instructions on your voting instruction form.

4.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends a vote FOR all proposals.

Thank you for your prompt attention to this matter.
 tphinobo

Important Notice for Shareholders

          July 2013

AQUILA THREE PEAKS HIGH INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR SEPTEMBER 17, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Special Meeting of Shareholders of Aquila Three Peaks High Income Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.	By Internet: Follow the instructions on your voting instruction form.

2.	By Touchtone Phone: Follow the instructions on your voting instruction form.

3.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends a vote FOR all proposals.

Thank you for your prompt attention to this matter.
 tphiobo

Important Notice for Shareholders

          July 2013

AQUILA THREE PEAKS HIGH INCOME FUND
SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR SEPTEMBER 17, 2013

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Special Meeting of Shareholders of Aquila Three Peaks High Income Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: For automated telephone voting, call 1-800-337-3503, available 24 hours a day, and follow the recorded instructions.  If you would like to speak to the proxy soliciting agent, call 1-866-963-6125. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Visit www.proxy-direct.com and follow the on-screen instructions.

3.	By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends a vote FOR all proposals.

Thank you for your prompt attention to this matter.